Exhibit 10.48

Confidential Treatment Requested.

Certain material (indicated by asterisks) has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

THIRD AMENDMENT TO CREDIT CARD PROGRAM AGREEMENT

This Third Amendment to Credit Card Program Agreement (“First Amendment”) is made effective as of the 1st day of August, 2006, by and among The Neiman Marcus Group, Inc. (“NMG”), Bergdorf Goodman, Inc. (“BG, and together with NMG, the “NMG Companies”), HSBC Bank Nevada, N.A., a national credit card bank (“Bank”), and Household Corporation, a Delaware corporation (“Primary Servicer”) to that certain Credit Card Program Agreement (“Agreement”) executed as of June 8, 2005 and amended by the First Amendment to Credit Card Program Agreement executed as of April 30, 2006 (“First Amendment”) and the Second Amendment to Credit Card Program Agreement executed as of June 29, 2006 (“Second Amendment”) by and between the parties hereto.

W I T N E S S E T H:

WHEREAS, the parties wish to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the terms, conditions and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Schedule 7.3(a) (C) is deleted in its entirety and replaced with the following new Schedule 7.3(a)(c):

“C.                               Late and Early Stage Collections.  Bank will meet the following service levels `on an average each month:

1.                                       The percentage of time that Bank shall make its collections operations available during the following times:  [***]

Monday through Thursday	8:00 a.m. to 9:00 p.m.	Central time
Friday	8:00 a.m. to 5:00 p.m.	Central time
Saturday	8:00 to 12:00 p.m.	Central time
Sunday	None. Closed.

2.                                       The percentage of time that Bank shall maintain a contact penetration for the following categories of Accounts:  [***]*

—	Balances greater than [***] which are [***] or more cycles delinquent	every Month
—	Balances greater than [***] which are [***] or more cycles delinquent	every Month

3.                                       The Parties agree to mutually review and amend, if necessary, Schedule 7.3(a)(C) if the Cardholder Agreement is materially altered.

4.                                       To the extent the provisions of this Third Amendment are inconsistent with the Agreement, this Third Amendment shall govern.

5.                                       This Third Amendment supersedes all prior communications and shall be binding upon and inure to the benefit of the parties, their respective successors and assigns.

6.                                       All capitalized terms not otherwise defined herein shall have the same meaning afforded them in the Agreement.  Except as otherwise modified herein, the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties has caused this Third Amendment to be duly executed as of the date first above written.

THE NEIMAN MARCUS GROUP, INC.

By:	/s/ William S. Hough
Title: VP Credit Services

BERGDORF GOODMAN, INC.

By:	/s/ William S. Hough
Title: VP Credit Services

HSBC BANK NEVADA, N.A.

By:	/s/ Brian D. Hughes
Title: Executive Vice President

HOUSEHOLD CORPORATION

By:	/s/ Brian D. Hughes
Title: Managing Director

FOURTH AMENDMENT TO CREDIT CARD PROGRAM AGREEMENT

This Third Amendment to Credit Card Program Agreement (“First Amendment”) is made effective as of the 3 day of April, 2007, by and among The Neiman Marcus Group, Inc. (“NMG”), Bergdorf Goodman, Inc. (“BG, and together with NMG, the “NMG Companies”), HSBC Bank Nevada, N.A., a national credit card bank (“Bank”), and HSBC Private Label Corporation, a Delaware corporation formerly known as Household Corporation (“Primary Servicer”) to that certain Credit Card Program Agreement (“Agreement”) executed as of June 8, 2005 and amended by the First Amendment to Credit Card Program Agreement executed as of April 30, 2006 (“First Amendment”), and the Second Amendment to Credit Card Program Agreement executed as of June 28, 2006 (“Second Amendment”) and the Third Amendment to Credit Card Program Agreement executed as of August 1, 2006, by and between the parties hereto.  In consideration of the terms, conditions and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties acknowledge and agree as follows:

1.                                       Recourse Credit Program.  The Parties will establish and maintain a recourse credit program in accordance with the terms and conditions set forth in the attached addendum (“Article XX — Recourse Credit Program”), which is hereby incorporated into the Agreement and this Fourth Amendment.

2.                                       Administrative Provisions.  When construing the provisions of the Agreement and this Fourth Amendment:

A.                                   To the extent the provisions of this Fourth Amendment are consistent with the Agreement, this Fourth Amendment shall govern.

B.                                     This Fourth Amendment supersedes all prior communications and shall be binding upon and inure to the benefit of the parties, their respective successors and assigns.

C.                                     All capitalized terms not otherwise defined herein shall have the same meaning afforded them in the Agreement.

D.                                    Except as otherwise modified herein, the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties has caused this Fourth Amendment to be duly executed as of the date first above written.

THE NEIMAN MARCUS GROUP, INC.		HSBC BANK NEVADA, N.A.

By:	/s/ William S. Hough	By:	/s/ Brian D. Hughes
	Title: VP Credit Services		Title: Executive Vice President

THE NEIMAN MARCUS GROUP, INC.		HSBC PRIVATE LABEL CORPORATION

By:	/s/ William S. Hough	By:	/s/ Brian D. Hughes
	Title: VP Credit Services		Title: Executive Vice President